[ LOGO Rife Energy Operating, Inc.]

Rife Energy Operating, Inc.
5416 Birchman Ave. Fort Worth, TX 76107
Phone: (817) 732-8739 Fax: (817) 732-9762



April 25, 2006

 Mr. Ted Kozub
Chief Executive Officer Nitro
Petroleum, Inc.

Re: Deposit payment on Big Giant Drilling Rig # 2

Dear Mr. Kozub:

Please be advised this correspondence confirms that Nitro Petroleum will wire to our account, $250,000 USD for the purpose of advancing monies towards future working interests in Barnett Shale wells. To date, Nitro Petroleum, Inc. has advanced $500,000 and with this payment, Nitro will have advanced a total of $750,000.

This correspondence shall confirm our offer of a guarantee from Rife Energy in the amount of $750,000, which will be converted to working interests in Barnett Shale wells drilled and operated by Rife Energy. The conversion of the two advances to working interests in Barnett Shale wells will be based on the following:


 1. Inglish 4 - 10% - $150,000    4. Powell 4 - 10% - $150,000
 2. Inglish 5 - 10% - $150,000    5. Craig-Muncaster 6 - 5% - $75,000
 3. Powell 3  - 10% - $150,000    6. Craig-Muncaster 7 - 5% - $75,000

Please keep in mind that the above referenced carried interests will not be applied to the current three wells that you were sent participation letters and AFE's on April 11, 2006 (CraigMuncaster 4, Craig-Muncaster 5 and Inglish 3). Thereafter, we will begin to apply the above referenced funds to above referenced well participations.

We are scheduled to have these wells spudded prior to July 31, 2006, and will have the participation letters and AFE's forwarded upon their completion in the coming weeks.

Thank you for your attempt to assist us in financing, we would like to get these funds wired as soon as possible - it would help us out greatly.


Best regards,


\s\ Joe Bennett
-----------------------
Joe Bennett
President

  Cc: Mark Zouvas, M.O. Rife III

HOLMES                                         1880-1066 West Hastings Street
& COMPANY                                      Vancouver, B.C., Canada V6E 3X1
Barristers & Solicitors                        Telephone: (604)688-7861
Personal Law Corporations                      Fax: (604)688-0426

File No.: 10053-000
Reply to: S.D. Holmes
E-mail: sdh@holmescompany.com


                                 April 27, 2006

  VIA FAX - 1-817-732-8762

Reo Energy, Ltd. and
Rife Energy Operating, Inc.
5416 Birchman Avenue Fort Worth, Texas
U.S.A. 76107


Attention: Mr. Joe Bill Bennett and Mr. Mark S. Zouvas
------------------------------------------------------

 Dear Sirs:
                 Re: Nitro Petroleum, Incorporated ("Nitro")
                 -------------------------------------------

                We confirm that we shall be wiring the sum of $250,000.00 (US) to Reo Energy, Ltd. on behalf of Nitro. In that regard, we confirm that the funds are being transferred to Reo Energy, Ltd. in trust pursuant to your agreement that Rife Energy Operating, Inc. and/or Reo Energy, Ltd. will deliver a 10% working interest in the next five (5) consecutive wells drilled in the Barnett Shale as full consideration for the $750,000.00 (US) advanced by Nitro. The delivery of these working interests shall take place no later than August 30, 2006. Failure to deliver said wells will result in the full amount of $750,000.00 (US) paid by Nitro being immediately repaid to Nitro including 8% annual interest from the date of each advance

                We ask that you confirm the above trust conditions prior to our wiring the sum of $250,000.00 (US) by executing below and returning a copy of this letter to our offices immediately.

                                Yours very truly,

                                HOLMES & COMPANY

                                Per:/s/
                                    --------------------------
                                    Stephen D. Holmes
SDH/bd


RIFE ENERGY OPERATING, INC. AND REO ENERGY, LTD. AGREE TO THE ABOVE TRUST CONDITIONS. DATED THIS ___________ OF APRIL, 2006.

REO ENERGY, LTD. AND RIFE ENERGY OPERATING INC.



PER: /s/ Joe Bill Bennett               PER: /s/ Mark Zouvas
    ---------------------                  -------------------------
     JOE BILL  BENNETT                  MARK S. ZOUVAS